EXHIBIT 10.1

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 14, 2012 (this “Amendment”), is by and among USEC INC., a Delaware corporation (“Holdings”), UNITED STATES ENRICHMENT CORPORATION, a Delaware corporation (together with Holdings, the “Borrowers”), those Lenders under the Credit Agreement referred to below which are signatories to this Amendment, and JPMORGAN CHASE BANK, N.A., as Administrative and Collateral Agent (the “Administrative Agent”), and amends that certain Fourth Amended and Restated Credit Agreement dated as of March 13, 2012 (as previously amended, the “Existing Credit Agreement” and, as further amended by this Amendment, the “Credit Agreement”), among the Borrowers, the Lenders party thereto, the Administrative Agent and the other financial institutions named therein as “agents”, “bookrunners” and “arrangers”.

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders amend the Existing Credit Agreement as more fully described herein; and

WHEREAS, the Administrative Agent and the Lenders party to this Amendment are willing to amend the Existing Credit Agreement as provided herein, all subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereto hereby agree as follows:

1. Capitalized Terms.  Capitalized terms used herein which are defined in the Existing Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

2. Amendment to Existing Credit Agreement.  Subject to the satisfaction of the terms and conditions set forth in Section 4 hereof and in reliance on the representations set forth in Section 3 hereof, the Existing Credit Agreement is hereby amended, effective as of August 31, 2012, as follows:

(a) Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the defined term “Collateral Coverage Ratio” in its entirety and replacing such defined term with the following new defined term:

“‘Collateral Coverage Ratio’ means, as of any date of determination, the ratio of (a) the sum of (i) eighty-five percent (85%) of the positive difference between (A) the Net Amount of Eligible Receivables and (B) the Borrowing Base Reserves (Receivables), each computed as set forth in the then most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 5.01(g), plus (ii) eighty-five percent (85%) of the positive difference between (A) the net orderly liquidation value of Eligible Inventory and (B) the Borrowing Base Reserves (Inventory), each computed as set forth in the then most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 5.01(g), plus (iii) 85% of the net orderly liquidation value of Qualified In Transit Inventory, plus (iv) the Pledged Cash Component to (b) the sum of (i) the aggregate Revolving Commitments of the Revolving Lenders as of such date plus (ii) the aggregate outstanding principal balance of the Term Loans as of such date.”

(b) Section 1.01 of the Existing Credit Agreement is hereby further amended by adding the following new defined terms “Monthly Collateral Coverage Period”, “Monthly Compliance Certificate”, “Pledged Cash Component” and “Pledged Money Market Account” in appropriate alphabetical order:

“‘Monthly Collateral Coverage Period’ means, each monthly period (a) commencing on the date of delivery by the Borrowers to the Administrative Agent of a Monthly Compliance Certificate and (b) ending on the date of delivery by the Borrowers to the Administrative Agent of the next Monthly Compliance Certificate.

“‘Monthly Compliance Certificate’ means a Compliance Certificate delivered by the Borrowers to Administrative Agent in accordance with the provisions of Section 5.01(d) in connection with the delivery of monthly financial statements required to be delivered by the Borrowers pursuant to Section 5.01(c).

“‘Pledged Cash Component’ means, for any Monthly Collateral Coverage Period, the lesser of (a) the amount of cash specified by the Borrowers in the Monthly Compliance Certificate delivered by the Borrowers on first day of such Monthly Collateral Coverage Period (the “Specified Pledged Cash Amount”) that the Borrowers covenant to maintain in the Pledged Money Market Account (which Specified Pledged Cash Amount, if not $0, shall be an integral multiple of $5,000,000 but not more than $25,000,000) until delivery by the Borrowers of the next Monthly Compliance Certificate, or (b) the actual amount of cash on deposit in the Pledged Money Market Account during such Monthly Collateral Coverage Period; provided that, (i) the Pledged Cash Component shall equal $0 if at time the Pledged Money Market Account is not subject to a control agreement in favor of the Administrative Agent pursuant to which the Administrative Agent has a perfected, first priority Lien thereon for the benefit of the Lenders, and (ii) the Specified Pledged Cash Amount for the period from August 31, 2012 through the date of delivery by the Borrowers of the Monthly Compliance Certificate for the month ended August 31, 2012 shall equal $25,000,000.

“‘Pledged Money Market Account’ means (a) that certain money market Securities Account (as such term is defined in the Security Agreement) of the Borrowers maintained with Chase or its Affiliates designated with an account number ending with the digits “309”, or (b) such other money market Securities Account established in favor of the Borrowers by, and maintained with, Chase or its Affiliates that replaces the money market Securities Account described in clause (a) of this definition.”

(c) Section 5.01 of the Existing Credit Agreement is hereby amended by deleting subsection 5.01(g) in its entirety and replacing such subsection with the following new subsection 5.01(g):

“(g)           within fifteen (15) Business Days after the end of each calendar month (or, if, at any time, Availability shall fall below $35,000,000, then, during the period from the date that Availability fell below such amount and continuing until the ninetieth (90th) consecutive day on which Availability exceeds $35,000,000, with such greater frequency as the Administrative Agent shall request, in its Permitted Discretion), (i) a certificate substantially in the form of Exhibit 5.01(g) hereto (a “Borrowing Base Certificate”) executed by a Financial Officer of the Borrowers demonstrating compliance as at the end of each month (or as of the end of such more frequent period, as applicable) with the Availability requirements, which shall include a Borrowing Base calculation, inventory designation, an inventory reconciliation delineating Credit Party owned inventory versus Customer owned inventory (to the extent included in the determination of the Borrowing Base or any reserves with respect thereto), (ii) an aging schedule of Receivables and a report showing debit and credit adjustments to Receivables, a reconciliation of Receivables aging to the general ledger, accounts payable listing and reconciliation of accounts payable listing to the general ledger, a detailed list of customer liabilities and deferred revenue accounts, a detailed inventory report, detailed credit insurance coverage by Customer and binding order backlog information, and (iii) a report showing the actual amount of cash of the Borrowers as of the end of each month (or as of the end of such more frequent period, as applicable) on deposit in the Pledged Money Market Account and in each other deposit account or securities account maintained at Chase or its Affiliates that is subject to a control agreement in favor of the Administrative Agent pursuant to which the Administrative Agent has a perfected, first priority Lien thereon for the benefit of the Lenders, all such certificates, schedules, reports and reconciliations in form and detail satisfactory to the Administrative Agent in its Permitted Discretion; provided that in the event that such Borrowing Base Certificates and reports described in clauses (i) and (ii) above are required more frequently than monthly, inventory data will not be required to be reported more frequently than monthly;”

(d) Section 5.12 of the Existing Credit Agreement is hereby amended by adding the following four new sentences to the end of Section 5.12:

“On the date of delivery of each Monthly Compliance Certificate, the Borrowers shall fix the Specified Pledged Cash Amount for the Monthly Collateral Coverage Period then commencing by specifying such amount on such Monthly Compliance Certificate (which Specified Pledged Cash Amount may be greater than or less than the Specified Pledged Cash Amount for the prior Monthly Collateral Coverage Period).  If the Borrowers elect to reduce the Specified Pledged Cash Amount for any Monthly Collateral Coverage Period to an amount that is less than the Specified Pledged Cash Amount in effect during the prior Monthly Collateral Coverage Period (a “Pledged Cash Reduction”), the Borrowers shall be permitted to request that the Administrative Agent (or Chase or its Affiliates, as applicable) withdraw cash from the Pledged Money Market Account and deliver it to the Borrowers; provided that, after giving effect to such withdrawal of cash, the actual amount of cash on deposit in the Pledged Money Market Account is equal to or greater than the new Specified Pledged Cash Amount; and provided, further, that the Borrowers shall not be permitted to effectuate a Pledged Cash Reduction unless (i) no Default or Event of Default shall have occurred and be continuing or shall result therefrom, and (ii) as of the last day of the month most recently ended prior to the delivery of such Monthly Compliance Certificate, and, as of the date of delivery of such Monthly Compliance Certificate, the Collateral Coverage Ratio (in each case, computed after giving effect to the proposed Pledged Cash Reduction) shall not be less than the minimum Collateral Coverage Ratio required by Section 6.10. At all times during each Monthly Collateral Coverage Period, the Borrowers shall maintain a minimum cash balance in the Pledged Money Market Account of not less than the Specified Pledged Cash Amount set forth in the Monthly Compliance Certificate delivered at the commencement of such Monthly Collateral Coverage Period.  The Borrowers shall cause the Pledged Money Market Account at all times to remain subject to the exclusive control and dominion of the Administrative Agent. ”

(e) Schedule A to Exhibit 5.01(d) is hereby replaced in its entirety with the new Schedule A attached hereto.

3. No Default; Representations and Warranties, etc.  Each of the Borrowers represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Amendment, as of the date hereof (a) the representations and warranties of the Credit Parties contained in Article III of the Existing Credit Agreement are true and correct in all material respects as of the date hereof as if made on such date (except to extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date); (b) the Borrowers are in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement and the other Financing Documents to be observed or performed by them thereunder; (c) no Default or Event of Default has occurred and is continuing; and (d) the execution, delivery and performance by the Borrowers of this Amendment (i) have been duly authorized by all necessary corporate and, if required, shareholder action on the part of the Borrowers, (ii) will not violate any applicable law or regulation applicable to the Borrowers or the organizational documents of any Borrower, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding on any Borrower or any of its assets and (iv) do not require any consent, waiver or approval of or by any Person (other than the Administrative Agent and the Lenders) which has not been obtained.

4. Conditions Precedent.  The effectiveness of this Amendment shall be conditioned upon the satisfaction of the following conditions precedent:

(a) Counterparts of Amendment:  The Administrative Agent shall have received counterparts of this Amendment signed on behalf of the Borrowers and the Required Revolving Lenders voting as a separate Class and the Required Term Lenders voting as a separate Class and a counterpart of the Ratification of Guarantee attached hereto signed on behalf of NAC International Inc., as Guarantor (which counterparts may be delivered by telecopy or electronic transmission of a pdf of a signed signature page to this Amendment or such Ratification of Guarantee, as applicable).

(b)           Other Documents:  The Administrative Agent shall have received such other documents from the Credit Parties as the Administrative Agent shall reasonably request in connection herewith prior to the execution of this Amendment by the Borrowers, all of which shall be satisfactory in form and substance to the Administrative Agent.

5. RELEASE.  EACH CREDIT PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:  (A) NEITHER IT NOR ANY OF ITS AFFILIATES HAS ANY CLAIM OR CAUSE OF ACTION AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER (OR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, CONSULTANTS OR AGENTS) AND (B) THE ADMINISTRATIVE AGENT AND EACH LENDER HAS HERETOFORE PROPERLY PERFORMED AND SATISFIED IN A TIMELY MANNER ALL OF ITS OBLIGATIONS TO SUCH CREDIT PARTY AND ITS AFFILIATES UNDER THE CREDIT AGREEMENT AND THE OTHER FINANCING DOCUMENTS.  NOTWITHSTANDING THE FOREGOING, THE ADMINISTRATIVE AGENT AND THE LENDERS WISH (AND EACH CREDIT PARTY AGREES) TO ELIMINATE ANY POSSIBILITY THAT ANY PAST CONDITIONS, ACTS, OMISSIONS, EVENTS OR CIRCUMSTANCES WOULD IMPAIR OR OTHERWISE ADVERSELY AFFECT ANY OF THE ADMINISTRATIVE AGENT'S AND THE LENDERS' RIGHTS, INTERESTS, SECURITY AND/OR REMEDIES UNDER THE CREDIT AGREEMENT AND THE OTHER FINANCING DOCUMENTS.  ACCORDINGLY, FOR AND IN CONSIDERATION OF THE AGREEMENTS CONTAINED IN THIS AMENDMENT AND OTHER GOOD AND VALUABLE CONSIDERATION, EACH CREDIT PARTY (FOR ITSELF AND ITS AFFILIATES AND THE SUCCESSORS, ASSIGNS, HEIRS AND REPRESENTATIVES OF EACH OF THE FOREGOING) (COLLECTIVELY, THE "RELEASORS") DOES HEREBY FULLY, FINALLY, UNCONDITIONALLY AND IRREVOCABLY RELEASE AND FOREVER DISCHARGE THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, CONSULTANTS AND AGENTS (COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL DEBTS, CLAIMS, OBLIGATIONS, DAMAGES, COSTS, ATTORNEYS' FEES, SUITS, DEMANDS, LIABILITIES, ACTIONS, PROCEEDINGS AND CAUSES OF ACTION, IN EACH CASE, WHETHER KNOWN OR UNKNOWN, CONTINGENT OR FIXED, DIRECT OR INDIRECT, AND OF WHATEVER NATURE OR DESCRIPTION, AND WHETHER IN LAW OR IN EQUITY, UNDER CONTRACT, TORT, STATUTE OR OTHERWISE, WHICH ANY RELEASOR HAS HERETOFORE HAD OR NOW OR HEREAFTER CAN, SHALL OR MAY HAVE AGAINST ANY RELEASED PARTY BY REASON OF ANY ACT, OMISSION OR THING WHATSOEVER DONE OR OMITTED TO BE DONE ON OR PRIOR TO THE DATE HEREOF ARISING OUT OF, CONNECTED WITH OR RELATED IN ANY WAY TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER FINANCING DOCUMENT, OR ANY ACT, EVENT OR TRANSACTION RELATED OR ATTENDANT THERETO, OR THE AGREEMENTS OF THE ADMINISTRATIVE AGENT OR ANY LENDER CONTAINED THEREIN, OR THE POSSESSION, USE, OPERATION OR CONTROL OF ANY OF THE ASSETS OF EACH CREDIT PARTY, OR THE MAKING OF ANY LOANS OR OTHER ADVANCES, OR THE MANAGEMENT OF SUCH LOANS OR ADVANCES OR THE COLLATERAL ON OR PRIOR TO THE DATE HEREOF.

6. Miscellaneous.

(a) The Borrowers, the Lenders and the Administrative Agent hereby ratify and confirm the terms and provisions of the Credit Agreement and the other Financing Documents and agree that, except to the extent specifically amended hereby, the Credit Agreement, the other Financing Documents and all related documents shall remain in full force and effect.  Nothing contained herein shall constitute a waiver of any provision of the Financing Documents.

(b) The Borrowers agree to pay all reasonable and documented expenses, including legal fees and disbursements, incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated thereby.

(c) This Amendment may be executed in any number of counterparts (including by way of facsimile transmission), each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(d) This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

USEC INC.

By /s/ Stephen S. Greene
Name: Stephen S. Greene
Title:   Vice President and Treasurer

UNITED STATES ENRICHMENT CORPORATION

By /s/ Stephen S. Greene
Name: Stephen S. Greene
Title:   Vice President and Treasurer

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative and Collateral Agent

By: /s/ Dan Bueno

Name: Dan Bueno

Title:  Vice President

LENDERS:

JPMORGAN CHASE BANK, N.A., as Revolving Lender

By: /s/ Dan Bueno

Name: Dan Bueno

Title:  Vice President

WELLS FARGO CAPITAL FINANCE, LLC, as Revolving Lender

By: /s/ Michael Henry

Name: Michael Henry

Title:  Vice President

ALLY COMMERCIAL FINANCE LLC, as Revolving Lender

By: /s/ W. Wakefield Smith

Name: W. Wakefield Smith

Title: Senior Director

FIRST NIAGARA FINANCE, INC. a wholly-owned subsidiary of First Niagara Bank, N.A., as Revolving Lender

By: /s/ Michael Schwartz

Name:  Michael Schwartz

Title:  Vice President, ABL Senior Portfolio Manager

JPMORGAN CHASE BANK, N.A., as Term Lender

By: /s/ Dan Bueno

Name: Dan Bueno

Title:  Vice President

HIGHBRIDGE SENIOR LOAN HOLDINGS, L.P., as Term Lender

By:  Highbridge Principal Strategies, LLC, its Investment Manager

By: /s/ Kevin Griffin

Name:  Kevin Griffin

Title:  Managing Director

HIGHBRIDGE PRINCIPAL STRATEGIES-SENIOR LOAN FUND II, L.P., as Term Lender

By:  Highbridge Principal Strategies, LLC, its Investment Manager

By: /s/ Kevin Griffin

Name:  Kevin Griffin

Title:  Managing Director

HIGHBRIDGE SENIOR LOAN SECTOR A INVESTMENT FUND, L.P., as Term Lender

By:  Highbridge Principal Strategies, LLC, its Investment Manager

By: /s/ Kevin Griffin

Name:  Kevin Griffin

Title:  Managing Director

CONTINENTAL CASUALTY COMPANY, as Term Lender

By: /s/ Edward J. Lavin

Name:  Edward J. Lavin

Title:  Assistant Vice President

SCHEDULE A TO COMPLIANCE CERTIFICATE

Financial Covenant Compliance Calculations for the calendar month ended [ ]

I. Capital Expenditures - Section 6.09

Capital Expenditures incurred during period of twelve (12) consecutive months ended prior to or immediately following the Enrichment Cessation Date	$	-
Capital Expenditures during the period of six consecutive months commencing on the first day of the month after the Enrichment Cessation Date	$	-
Capital Expenditures incurred during any period of twelve (12) consecutive months thereafter	$	-
In compliance	***Yes/No***	

II. Collateral Coverage Ratio - Section 6.10

	Specified Pledged Cash Amount for Monthly Compliance Period (not to exceed $25,000,000):	$	-		
	Pledged Cash Reduction (yes/no):			***Yes/No***	
	As of date of determination:				
A.	Sum of 85% of the positive difference between				
i.	Net Amount of Eligible Receivables	$	-		
ii.	Borrowing Base Reserves (Receivables)	$	-		
iii.	Line A(i) - Line A(ii)	$	-		
iv.	Line A(iii) x .85			$	-
v.	Net orderly liquidation value of Eligible Inventory	$	-		
vi.	Borrowing Base Reserves (Inventory)	$	-		
vii.	Line A(v) - Line A(vi)	$	-		
viii.	Line A(vii). x .85			$	-
ix.	Net orderly liquidation value of Qualified In Transit Inventory	$	-		
x.	Line A(ix) x .85			$	-
xi.	Pledged Cash Component (not to exceed $25,000,000)			$	-
xii.	Line A(iv) + Line A(viii) + Line A(x) + Line A(xi)			$	-
B.	Sum of				
i.	Aggregate Revolving Commitments of the Revolving Lenders	$	150,000,000.00		
ii.	plus aggregate outstanding principal balance of the Term Loans	$	85,000,000.00		
iii.	Line B(i) +Line B (ii)			$	235,000,000.00
	Actual Collateral Coverage Ratio (Line A(xii)/Line B(iii))		-	to 1.00	
	In compliance			***Yes/No***	

III. ACP Expenditures - Section 6.11

- Attached are all calculations necessary to demonstrate full compliance with Section 6.11

America 17095195.1

RATIFICATION OF GUARANTEE

The undersigned Guarantor hereby acknowledges and consents to the foregoing Second Amendment to Fourth Amended and Restated Credit Agreement (the “Second Amendment”) among USEC Inc. (“Holdings”), United States Enrichment Corporation (together with Holdings, the “Borrowers”), those Lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (the “Administrative Agent”), confirms that the obligations of the Borrowers under the Credit Agreement (as such term is defined in the Second Amendment) constitute “Guaranteed Obligations” guarantied by and entitled to the benefits of the Fourth Amended and Restated Guarantee dated as of March 13, 2012 executed and delivered by the Guarantor (the “Guarantee”), agrees that the Guarantee remains in full force and effect and ratifies and confirms all of its obligations thereunder.  Capitalized terms used but not otherwise defined herein shall have the meanings attributed to them in the Guarantee.

GUARANTOR:

NAC INTERNATIONAL INC.

By: /s/ Kent S. Cole
Name:  Kent S. Cole
Title: President